SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

Filed by the Registrant |X|
Filed by a party other than the Registrant |_|

Check the appropriate box:
|_|    Preliminary Proxy Statement
|_| Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
|_|    Definitive Proxy Statement
|X|    Definitive Additional Materials
|_|    Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                        FBR ASSET INVESTMENT CORPORATION

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                (Name of Registrant as Specified In Its Charter)

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                  (Name of Person(s) Filing Proxy Statement, if
                           other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|    No fee required.

|_|    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         (1)    Title of each class of securities to which transaction applies:
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         (2)    Aggregate number of securities to which transaction applies:
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         (3)    Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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         (4)    Proposed maximum aggregate value of transaction:
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         (5)    Total fee paid:
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|_|    Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)    Amount Previously Paid:
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         (2)    Form, Schedule or Registration Statement No.:
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         (3)    Filing Party:
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         (4)    Date Filed:
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                                [FBR ASSET LOGO]





                               IMPORTANT REMINDER

                  YOUR VOTE IS IMPORTANT -- PLEASE VOTE TODAY!

                                                                   March 7, 2003


DEAR SHAREHOLDER:

         We have previously mailed to you proxy materials relating to the Special Meeting of Shareholders of FBR Asset Investment Corporation to be held on Friday, March 28, 2003.

         YOUR PARTICIPATION IN THE VOTE AT THE SPECIAL MEETING IS VERY IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU HOLD. If you have not already mailed your proxy card, please take a moment to sign, date and mail the enclosed duplicate proxy card promptly in the return envelope provided for your convenience. Please vote today to avoid unnecessary solicitation costs to the Company.

         For the reasons set forth in the Joint Proxy Statement/Prospectus, dated February 26, 2003, your Board of Directors recommends that you vote "FOR" approval of the merger agreement and the transactions contemplated by the merger agreement.

         Thank you for your cooperation and continued support.

                                            Sincerely,

                                            /s/ Eric Billings

                                            ERIC F. BILLINGS
                                            CHAIRMAN AND CHIEF EXECUTIVE OFFICER